UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2006

DIME COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-27782	11-3297463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Havemeyer Street, Brooklyn, New York 11211
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (718) 782-6200

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On October 25, 2006, Registrant issued a press release containing a discussion of its results of operations and financial condition for the quarter ended September 30, 2006. The text of the press release is included as Exhibit 99 to this report.

Item 9.01.   Financial Statements and Exhibits.

          (d)   Exhibits

Exhibit No.
  99        Press release of the Registrant, dated October 25, 2006, containing a discussion of Registrant’s results of operations and financial condition for the quarter ended September 30, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                      DIME COMMUNITY BANCSHARES, INC.

By:	/s/ KENNETH J. MAHON
Kenneth J. Mahon
Executive Vice President and Chief Financial Officer

Dated:  October 25, 2006

INDEX TO EXHIBITS

Exhibit Number
      (99)         Press release of the Registrant, dated October 25, 2006, containing a discussion of Registrant’s results of operations and financial condition for the quarter ended September 30, 2006.